Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Hansberger Global Small Cap Value Fund:
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 14, 1999, on the statement of assets and liabilities of the Smith Barney Hansberger Global Small Cap Value Fund (the Fund) as of April 30, 1999 and the related statements of operations for the year then ended and statement of changes in net assets and financial highlights for the year ended April 30, 1999 and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.



KPMG
LLP
New York, New York
August 19, 1999



Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Hansberger Global Value Fund:
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 14, 1999, on the statement of assets and liabilities of the Smith Barney Hansberger Global Value Fund (the Fund) as of April 30, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended April 30, 1999 and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.



KPMG
LLP
New York, New York
August 19, 1999

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